\PHILA2\99807_2







                    EMPLOYMENT AND NON-COMPETITION AGREEMENT

         AGREEMENT made as of this 11th day of March, 1996, by and between RCM TECHNOLOGIES, INC., a Nevada corporation (hereafter "Employer") and MARTIN BLAIRE (hereafter "Employee").
         In consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties agree as follows:
         1.  EMPLOYMENT:
                  Employer hereby employees Employee and Employee accepts employment upon the terms and conditions of this Agreement.
         2.  TERM:
                  The term of the employment pursuant to this Agreement (the "Employment Term") shall be for two (2) years commencing March 11, 1996, and terminating March 11, 1998.
         3.  DUTIES:
                  Employee shall (a) have the title of Executive Vice President and (b) devote his full time, attention and best efforts to his duties as Executive Vice-President. Employee's principal place of business shall be in the greater New York metropolitan area, subject to the reasonable travel requirements of his position. Employee shall at all times discharge his duties in

\PHILA2\99807_2


consultation with and under the supervision of the Chief Executive
Officer of Employer.
         4.  COMPENSATION:
                  For all services to be rendered by Employee hereunder, Employer shall pay to Employee a salary of $240,000 per annum, to be paid in accordance with the general payroll practices of the Employer as from time to time in effect. Employee shall also be entitled, subject to the terms and conditions of particular plans and programs, to all fringe benefits afforded to other executives of Employer, including, but not by way of limitation, the right to participate in any pension, stock option, retirement, major medical, group health, disability, accident and life insurance, car allowances, bonuses and other employee benefit programs made generally available, from time to time, by the Employer.
         5.  VACATIONS, HOLIDAYS, ILLNESS, DISABILITY:
                  (a) Employee shall receive four (4) weeks of paid vacation in each calendar year, to be taken at times which do not unreasonably interfere with the performance of the Employee's duties hereunder. Any unused vacation time from any fiscal year shall be subject to accumulation or forfeiture in accordance with the policy of Employer as in effect from time to time.
                  (b) Employee shall be entitled to those holidays allowed for by Company policy.
                  (c) If Employee is prevented from performing his duties by reason of illness or incapacity for an aggregate of thirty (30) days in any year of this Agreement, Employer shall not be obligated to pay Employee compensation for any period of absence in excess of

\PHILA2\99807_2


the aggregate of thirty (30) days in any year. Sick pay shall be non-cumulative and, to the extent not used, shall not be paid to Employee.
                  (d) If Employee is prevented from performing his duties by reason of verifiable physical or mental illness or incapacity for a continuous period of ninety (90) days, then Employer, in addition to the remedy provided for in subparagraph (c) hereof, may on fifteen (15) days prior notice, terminate Employee's employment. Employer shall include Employee in such disability insurance coverage as Employer provides for executive level employees of Employer.
         6.  TERMINATION:
                  (a) Notwithstanding any other provision hereof, the employment of Employee shall terminate immediately upon the death of Employee or Employee's discharge by Employer for "good and sufficient cause" (as defined below). In the event of Employee's death while employed by Employer, Employer will pay Employee's named beneficiary, or if there be none then living, to his estate, Employee's base salary at the date of his death for a period of six (6) months after the date of death, payable weekly.
                  (b)      "Good and sufficient cause" shall mean:
                           (i) a material breach of this Agreement which has not been cured within 15 days of written notice thereof; or
                           (ii) action or behavior reasonably expected to have a material adverse effect on the reputation of

\PHILA2\99807_2


                                  Employer, including acts of moral turpitude or
                                  dishonesty.
                  (c) If Employee is terminated for "good and sufficient cause", then Employer shall provide Employee, upon termination, a written explanation for such termination, identifying such "good and sufficient cause."
         7.  EXPENSES:
                  During the Employment Term, Employer agrees to pay all reasonable expenses incurred by Employee in furtherance of the business of Employer including travel and entertainment expense. Employer agrees to reimburse Employee for any such expenses upon submission by him of a statement itemizing such expenses.
         8.  MEDICAL INSURANCE:
                  During the Employment Term, Employer shall pay for and include Employee and his family in the medical insurance coverage provided for executive management of Employer.
         9.  NON-DISCLOSURE/NON-COMPETITION:
                  (a) For the purposes of this Section 9, the term "Employer" shall mean Employer and all of its subsidiaries and affiliates. Employee will not, during or at any time after termination of employment hereunder, without authorization of Employer, disclose to, or make use of for himself or for any person, corporation, or other entity, any trade secret or other confidential information concerning the business, clients, methods, operations, financing or services of Employer. Trade secrets and confidential information shall mean information disclosed to Employee or known by him as a consequence of his employment by

\PHILA2\99807_2


Employer, whether or not pursuant to this Agreement, and not generally known in the industry. Without limiting the generality of the foregoing, trade secrets and confidential information shall include market analysis and market expansion plans of Employer and all technical information relating to products or systems developed or being developed by Employer and all planned product or system improvements or changes to the extent not generally known to the industry. It shall not be a breach of this Section 9 if Employee discloses information that is already generally known to the public or if Employee is required to disclose such information by law or court order.
                  (b) Employee agrees that he will not, directly or indirectly, during the Employment Term and for a period of one (1) year thereafter, within the geographic areas in which Employer conducts its operations upon the termination of his employment, engage in the business of placement of technical or temporary personnel, whether as an employee, owner, partner, agent, director, officer of shareholder and, without limiting the generality of the foregoing, do any of the following:
                           (i) Solicit, divert, accept business from or
otherwise take away any client of Employer who is or was a client during the Employment Term, including all clients directly or indirectly produced or generated by Employee;
                           (ii)     Solicit, induce or contract with any of the
Employer's employees to leave Employer or to work for Employee or any company with which Employee is connected; or

\PHILA2\99807_2


                           (iii) Solicit, divert or take away any of Employer's
sources of business.
                  (c) If Employee is terminated, prior to the expiration of the Employment Term, without "good and sufficient cause", as such term is defined in Paragraph 6(b), then the non-competition period shall remain in effect during the term of employment plus the six (6) month period following the date Employee was terminated without "good and sufficient cause."
                  (d) Notwithstanding the provisions contained in this Section 9, Employee shall have the right to beneficially own no more than five percent (5%) of the stock of a public company which is a competitor of Employer.
         10.  REMEDIES:
                  Employee agrees that a violation of any of the provisions of paragraph 9 hereof will cause irreparable damage to Employer the exact amount of which it will be impossible to ascertain and, for that reason, Employee agrees that Employer shall be entitled to injunctive relief restraining any violation of paragraph 9 hereby by Employee and any person, firm or corporation associated with him, such right to be cumulative and in addition to all other remedies available to Employer by reason of such violation.
         11.  SEVERANCE:
                  Upon the earlier of the expiration of the Employment Term or the date, if at all, Employee is otherwise terminated without "good and sufficient cause" (the "Expiration Date"), Employee shall be entitled to continue to receive a salary at the level of his existing salary as of the Expiration Date for the one (1) year

\PHILA2\99807_2


period following the Expiration Date. In the event Employee is terminated with "good and sufficient cause", Employee shall not be entitled to any amounts under this Paragraph 11.
         12.      ARBITRATION:
                  Except for matters arising under paragraphs 9, 10 and 11 hereof, any controversy, claim or dispute arising out of or relating to this Agreement, shall be submitted to arbitration in the City of Princeton, State of New Jersey, in accordance with the rules of the American Arbitration Association; the expenses of the arbitration shall be paid equally by Employer and Employee. Any judgment upon the award made and rendered by the arbitration may be entered in a Court of competent jurisdiction.
         13.  CHOICE OF LAW:
                  This Agreement shall be governed by the law of the State of New Jersey without regard to conflicts of law principles.
         14.  NOTICES:
                  Any notice required or permitted to be given under this Agreement shall be sufficient if in writing, and if sent by certified mail, return receipt requested, as follows:

                  IF TO EMPLOYEE:   Martin Blaire
                                                 Lewis Road
                               Irvington, NY 10533

                  IF TO EMPLOYER:   RCM Technologies, Inc.
                        2500 McClellan Avenue, Suite 350
                            Pennsauken, NJ 08109-4613

\PHILA2\99807_2

         15.  BINDING EFFECT:
                  The terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, successors and assigns.
         16.  INTEGRATION-AMENDMENT:
                  This Agreement contains the entire agreement between the parties hereto, with respect to the transactions contemplated herein and supersedes all previous representation, negotiations, commitments and writings with respect thereto. No amendment or alteration of the terms of this Agreement shall be valid unless made in writing and signed by all parties hereto.
         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                             RCM TECHNOLOGIES, INC.

                                                     BY:

                                             ATTEST:




                                                              MARTIN BLAIRE

\PHILA2\104618_1
















                    EMPLOYMENT AND NON-COMPETITION AGREEMENT

         AGREEMENT made as of this 11th day of March, 1996, by and between RCM TECHNOLOGIES, INC., a Nevada corporation (hereafter "Employer") and BARRY MEYERS (hereafter "Employee").
         In consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties agree as follows:
         1.  EMPLOYMENT:
                  Employer hereby employees Employee and Employee accepts employment upon the terms and conditions of this Agreement.
         2.  TERM:
                  The term of the employment pursuant to this Agreement (the "Employment Term") shall be for two (2) years commencing March 11, 1996, and terminating March 11, 1998.
         3.  DUTIES:
                  Employee shall (a) have the title of Chief Operating Officer and (b) devote his full time, attention and best efforts to his duties as Chief Operating Officer. Employee's principal place of business shall be in the greater New York metropolitan area, subject to the reasonable travel requirements of his position. Employee shall at all times discharge his duties in consultation

\PHILA2\104618_1


with and under the supervision of the Chief Executive Officer of Employer.
         4.  COMPENSATION:
                  For all services to be rendered by Employee hereunder, Employer shall pay to Employee a salary of $240,000 per annum, to be paid in accordance with the general payroll practices of the Employer as from time to time in effect. Employee shall also be entitled, subject to the terms and conditions of particular plans and programs, to all fringe benefits afforded to other executives of Employer, including, but not by way of limitation, the right to participate in any pension, stock option, retirement, major medical, group health, disability, accident and life insurance, car allowances, bonuses and other employee benefit programs made generally available, from time to time, by the Employer.
         5.  VACATIONS, HOLIDAYS, ILLNESS, DISABILITY:
                  (a) Employee shall receive four (4) weeks of paid vacation in each calendar year, to be taken at times which do not unreasonably interfere with the performance of the Employee's duties hereunder. Any unused vacation time from any fiscal year shall be subject to accumulation or forfeiture in accordance with the policy of Employer as in effect from time to time.

\PHILA2\104618_1


                  (b) Employee shall be entitled to those holidays allowed for by Company policy.
                  (c) If Employee is prevented from performing his duties by reason of illness or incapacity for an aggregate of thirty (30) days in any year of this Agreement, Employer shall not be obligated to pay Employee compensation for any period of absence in excess of the aggregate of thirty (30) days in any year. Sick pay shall be non-cumulative and, to the extent not used, shall not be paid to Employee.
                  (d) If Employee is prevented from performing his duties by reason of verifiable physical or mental illness or incapacity for a continuous period of ninety (90) days, then Employer, in addition to the remedy provided for in subparagraph (c) hereof, may on fifteen (15) days prior notice, terminate Employee's employment. Employer shall include Employee in such disability insurance coverage as Employer provides for executive level employees of Employer.
         6.  TERMINATION:
                  (a) Notwithstanding any other provision hereof, the employment of Employee shall terminate immediately upon the death of Employee or Employee's discharge by Employer for "good and sufficient cause" (as defined below). In the event of Employee's death while employed by Employer, Employer will pay Employee's named beneficiary, or if there be none then living, to his estate, Employee's base salary at the date of his death for a period of six (6) months after the date of death, payable weekly.

\PHILA2\104618_1


                  (b)      "Good and sufficient cause" shall mean:
                           (i) a material breach of this Agreement which has not been cured within 15 days of written notice thereof; or
                           (ii) action or behavior reasonably expected to have a material adverse effect on the reputation of Employer, including acts of moral turpitude or dishonesty.
                  (c) If Employee is terminated for "good and sufficient cause", then Employer shall provide Employee, upon termination, a written explanation for such termination, identifying such "good and sufficient cause."
         7.  EXPENSES:
                  During the Employment Term, Employer agrees to pay all reasonable expenses incurred by Employee in furtherance of the business of Employer including travel and entertainment expense. Employer agrees to reimburse Employee for any such expenses upon submission by him of a statement itemizing such expenses.

\PHILA2\104618_1


         8.  MEDICAL INSURANCE:
                  During the Employment Term, Employer shall pay for and include Employee and his family in the medical insurance coverage provided for executive management of Employer.
         9.  NON-DISCLOSURE/NON-COMPETITION:
                  (a) For the purposes of this Section 9, the term "Employer" shall mean Employer and all of its subsidiaries and affiliates. Employee will not, during or at any time after termination of employment hereunder, without authorization of Employer, disclose to, or make use of for himself or for any person, corporation, or other entity, any trade secret or other confidential information concerning the business, clients, methods, operations, financing or services of Employer. Trade secrets and confidential information shall mean information disclosed to Employee or known by him as a consequence of his employment by Employer, whether or not pursuant to this Agreement, and not generally known in the industry. Without limiting the generality of the foregoing, trade secrets and confidential information shall include market analysis and market expansion plans of Employer and all technical information relating to products or systems developed or being developed by Employer and all planned product or system improvements or changes to the extent not generally known to the industry. It shall not be a breach of this Section 9 if Employee discloses information that is already generally known to the public or if Employee is required to disclose such information by law or court order.

\PHILA2\104618_1


                  (b) Employee agrees that he will not, directly or indirectly, during the Employment Term and for a period of one (1) year thereafter, within the geographic areas in which Employer conducts its operations upon the termination of his employment, engage in the business of placement of technical or temporary personnel, whether as an employee, owner, partner, agent, director, officer of shareholder and, without limiting the generality of the foregoing, do any of the following:
                           (i) Solicit, divert, accept business from or
otherwise take away any client of Employer who is or was a client during the Employment Term, including all clients directly or indirectly produced or generated by Employee;
                           (ii)     Solicit, induce or contract with any of the
Employer's employees to leave Employer or to work for Employee or any company with which Employee is connected; or
                           (iii) Solicit, divert or take away any of Employer's
sources of business.
                  (c) If Employee is terminated, prior to the expiration of the Employment Term, without "good and sufficient cause", as such term is defined in Paragraph 6(b), then the non-competition period shall remain in effect during the term of employment plus the six (6) month period following the date Employee was terminated without "good and sufficient cause."
                  (d)  Notwithstanding the provisions contained in this
Section 9, Employee shall have the right to beneficially own no

\PHILA2\104618_1


more than five percent (5%) of the stock of a public company which is a competitor of Employer.
         10.  REMEDIES:
                  Employee agrees that a violation of any of the provisions of paragraph 9 hereof will cause irreparable damage to Employer the exact amount of which it will be impossible to ascertain and, for that reason, Employee agrees that Employer shall be entitled to injunctive relief restraining any violation of paragraph 9 hereby by Employee and any person, firm or corporation associated with him, such right to be cumulative and in addition to all other remedies available to Employer by reason of such violation.
         11.  SEVERANCE:
                  Upon the earlier of the expiration of the Employment Term or the date, if at all, Employee is otherwise terminated without "good and sufficient cause" (the "Expiration Date"), Employee shall be entitled to continue to receive a salary at the level of his existing salary as of the Expiration Date for the one (1) year period following the Expiration Date. In the event Employee is terminated with "good and sufficient cause", Employee shall not be entitled to any amounts under this Paragraph 11.
         12.      ARBITRATION:
                  Except for matters arising under paragraphs 9, 10 and 11 hereof, any controversy, claim or dispute arising out of or relating to this Agreement, shall be submitted to arbitration in the City of Princeton, State of New Jersey, in accordance with the rules of the American Arbitration Association; the expenses of the

\PHILA2\104618_1


arbitration shall be paid equally by Employer and Employee. Any judgment upon the award made and rendered by the arbitration may be entered in a Court of competent jurisdiction.
         13.  CHOICE OF LAW:
                  This Agreement shall be governed by the law of the State of New Jersey without regard to conflicts of law principles.
         14.  NOTICES:
                  Any notice required or permitted to be given under this Agreement shall be sufficient if in writing, and if sent by certified mail, return receipt requested, as follows:

                  IF TO EMPLOYEE:   Barry Meyers
                              384 Highview Terrace
                               Ridgewood, NJ 07450

                  IF TO EMPLOYER:   RCM Technologies, Inc.
                        2500 McClellan Avenue, Suite 350
                            Pennsauken, NJ 08109-4613
         15.  BINDING EFFECT:
                  The terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, successors and assigns.
         16.  INTEGRATION-AMENDMENT:
                  This Agreement contains the entire agreement between the parties hereto, with respect to the transactions contemplated herein and supersedes all previous representation, negotiations, commitments and writings with respect thereto. No amendment or alteration of the terms of this Agreement shall be valid unless made in writing and signed by all parties hereto.

\PHILA2\104618_1

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                             RCM TECHNOLOGIES, INC.

                                                     BY:

                                             ATTEST:




                                                              BARRY MEYERS